                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /x/

Filed by a Party other than the Registrant / /

Check the appropriate box:

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
/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/x/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
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                         COMDATA HOLDINGS CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/x/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
          $125.00
          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:
          DEF 14A
          ---------------------------------------------------------------------
     (3)  Filing Party:
          Registrant
          ---------------------------------------------------------------------
     (4)  Date Filed:
          May 18, 1995
          ---------------------------------------------------------------------

                          COMDATA HOLDINGS CORPORATION
                               5301 MARYLAND WAY
                           BRENTWOOD, TENNESSEE 37027

                                  June 8, 1995

Dear Stockholder:

     You recently received a copy of the Proxy Statement, dated May 18, 1995, of Comdata Holdings Corporation for the Annual Meeting of Stockholders to be held on June 21, 1995. In connection with the final preparation, printing, and mailing of the Proxy Statement, WCAS Capital Partners, L.P. was inadvertently omitted from the table regarding security ownership on page 6 of the Proxy Statement.

     Enclosed is a corrected page for inclusion in your copy of the Proxy Statement. In the event that you have already returned your Proxy Card and wish to change your vote as a result of this correction, please call the undersigned at (615) 370-7267 and you will be provided with another proxy card. Proxy cards will also be available at the Annual Meeting.

                                          Sincerely,

                                          Peter D. Voysey
                                          Secretary

Enclosure

February 15, 1995 that have been issued pursuant to the Comdata Holdings Corporation Stock Option and Restricted Stock Purchase Plan, have been exercised.


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
                                                                  COMPONENTS OF COMMON            SHARES OF
                                                                STOCK BENEFICIALLY OWNED         COMMON STOCK   PERCENT
                                                               ---------------------------       BENEFICIALLY     OF
          NAME AND ADDRESS OF BENEFICIAL OWNERS(A)              COMMON           PREFERRED          OWNED        CLASS
- -------------------------------------------------------------  ---------         ---------       ------------   -------
Welsh, Carson, Anderson & Stowe IV(b)........................  2,648,147           269,986(c)      2,918,133       8.6%
  One World Financial Center
  200 Liberty Street, Suite 3601
  New York, New York 10281
Welsh, Carson, Anderson & Stowe VI(b)........................         --         1,258,106(d)      1,258,106       3.7%
  One World Financial Center
  200 Liberty Street, Suite 3601
  New York, New York 10281
WCAS Information Partners(b).................................         --            18,244(d)         18,244       0.1%
  One World Financial Center
  200 Liberty Street, Suite 3601
  New York, New York 10281
WCAS Venture Partners(b).....................................     75,000                --            75,000       0.2%
  One World Financial Center
  200 Liberty Street, Suite 3601
  New York, New York 10281
WCAS Capital Partners, L.P.(b)...............................    703,443         5,543,639(d)      6,247,082      18.3%
  One World Financial Center
  200 Liberty Street, Suite 3601
  New York, New York 10281
New York Life Insurance Company(e)...........................    545,558         1,437,448(d)      1,983,006       5.8%
  51 Madison Avenue, Room 203
  New York, New York 10010
New York Life Insurance and Annuity Corporation(e)...........    545,558         1,437,448(d)      1,983,006       5.8%
  51 Madison Avenue, Room 203
  New York, New York 10010
Northwestern Mutual Life Insurance Company...................    280,566         2,232,279(d)      2,512,845       7.4%
  720 East Wisconsin Avenue
  Milwaukee, Wisconsin 53202
Prudential Venture Partners II(f)............................  1,111,111           435,427(c)      1,546,538       4.5%
  717 Fifth Avenue
  New York, New York 10022
Advanced Telecommunications Corporation......................  1,728,730           161,668(c)      1,890,398       5.5%
  945 East Paces Ferry Road, Suite 2100
  Atlanta, Georgia 30325
Charterhouse Equity Partners, L.P.(g)........................         --         4,299,558(c)      4,299,558      12.6%
  535 Madison Avenue
  New York, New York 10022
Bruce K. Anderson(b).........................................  3,426,590         7,153,485(c)(d)  10,580,075      31.0%
Patrick J. Welsh(b)..........................................  3,426,590         7,135,241(c)(d)  10,561,831      31.0%
Dana J. O'Brien(f)...........................................  1,111,111           435,427(c)      1,546,538       4.5%
Louis P. Buglioli............................................         --                --                --         *
Phyllis Haberman(g)..........................................         --         4,299,558(c)      4,299,558      12.6%
Stephen E. Raville...........................................         --                --                --         *
George L. McTavish...........................................    348,934                --           348,934       1.0%
Edward A. Barbieri...........................................     66,134                --            66,134         *
Dennis R. Hanson.............................................     50,600                --            50,600         *
Henry P. Cincere.............................................     38,508                --            38,508         *
Charles P. Harris............................................     13,435                --            13,435         *
All directors and executive officers as a group (14              544,398           127,020           671,418       1.9%
  persons)(h)................................................
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- ---------------

  * Less than 1%

(a) Except as otherwise noted below, the persons named in the table have sole voting powers and investment power with respect to all shares set forth in the table.

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